                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                      CURRENT DISTRIBUTION       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10
                   A FOCUS ON SENIOR LOANS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      28
             NOTES TO FINANCIAL STATEMENTS      33
            REPORT OF INDEPENDENT AUDITORS      38
                DIVIDEND REINVESTMENT PLAN      39
    TRUST OFFICERS AND IMPORTANT ADDRESSES      40
              RESULTS OF SHAREHOLDER VOTES      41

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
August 18, 2000

Dear Shareholder,

Whether you have held your trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,


[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH CONTINUED TO BE IMPRESSIVE, WITH THE GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASING AT A 5.3 PERCENT ANNUALIZED RATE FOR THE REVISED SECOND QUARTER OF 2000. PRODUCTIVITY ALSO CONTINUED ITS STEADY PACE AND SHOWED NO CLEAR SIGNS OF SLOWING DOWN. LOW UNEMPLOYMENT AND RISING PRODUCTIVITY WERE THE PRIMARY FACTORS UNDERLYING THE HEALTHY ECONOMY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS MOUNTED BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. ALTHOUGH CONSUMER SPENDING DECREASED SLIGHTLY FOR THE LATTER PART OF THE SECOND QUARTER, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING FOR MOST OF THE REPORTING PERIOD, AND THE FACTORS UNDERPINNING CONSUMER ACTIVITY--RISING WAGES AND LOW UNEMPLOYMENT--REMAINED LARGELY UNCHANGED.

THE JOBLESS RATE HOVERED NEAR LOW LEVELS, AND EXPERIENCED LITTLE CHANGE IN JULY, WITH UNEMPLOYMENT REACHING A LOW OF 4.0 PERCENT, UNCHANGED FROM THE PREVIOUS MONTH.

INTEREST RATES AND INFLATION
STRONG GDP NUMBERS PROMPTED THE FEDERAL RESERVE BOARD (THE FED) TO EXERCISE CAUTION BY RAISING INTEREST RATES TO GUARD AGAINST INFLATION AND TEMPER ECONOMIC GROWTH. THE CONSUMER PRICE INDEX (CPI) ALSO ROSE DURING THE REPORTING PERIOD. BOTH GDP AND CPI DATA IN THE EARLY PART OF THE REPORTING PERIOD SUPPORTED THE FED'S INCREASE OF SHORT-TERM RATES. IN THE LATTER PART OF THE REPORTING PERIOD, HOWEVER, THE FED STOOD FIRM AND TOOK NO ACTION IN CHANGING INTEREST RATES BECAUSE OF BELIEFS AND SIGNS THAT THE ECONOMY WAS SLOWING.

WHILE MARKETS EXPERIENCED STRONG VOLATILITY, OBSERVERS BELIEVE THAT MARKET CONDITIONS MAY STABILIZE IF AND WHEN THE FED GROWS COMFORTABLE WITH THE PACE OF THE ECONOMY AND DECIDES TO CEASE INTEREST-RATE CHANGES.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                            2.1
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.3

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(July 31, 1998 -- July 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of July 31, 2000)

                     TOTAL RETURNS
-----------------------------------------------------------------------
One-year total return based on market price(1)                 .61%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                         4.10%
-----------------------------------------------------------------------
Commencement date                                          06/24/98
-----------------------------------------------------------------------
DISTRIBUTION RATE
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      9.60%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value                                               $9.65
-----------------------------------------------------------------------
Closing common stock price                                  $8.7500
-----------------------------------------------------------------------
One-year high common stock price (08/02/99)                 $9.5625
-----------------------------------------------------------------------
One-year low common stock price (03/14/00)                  $7.8750
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Distribution rate and net asset value may fluctuate with market conditions. Investment return, stock price, and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of total assets--July 31, 2000)

Wyndham International                                       2.99%
---------------------------------------------------------------------
Telecorp PCS, Inc.                                          2.04%
---------------------------------------------------------------------
United Artists Theatre Co.                                  1.61%
---------------------------------------------------------------------
Agrilink Foods, Inc.                                        1.58%
---------------------------------------------------------------------
Ispat Inland                                                1.57%
---------------------------------------------------------------------
Nextel Finance Corp.                                        1.56%
---------------------------------------------------------------------
U.S. Office Products Co.                                    1.54%
---------------------------------------------------------------------
HMV Media Group                                             1.31%
---------------------------------------------------------------------
S.C. International Services, Inc.                           1.22%
---------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc.                                   1.21%
---------------------------------------------------------------------

CURRENT DISTRIBUTION

(August 31, 1998--July 31, 2000)

[LINE GRAPH]

                                                               VAN KAMPEN SENIOR INCOME TRUST         3-MONTH TREASURY BILL
                                                               ------------------------------         ---------------------
8/98                                                                        8.49                              4.825
                                                                               8                              4.361
                                                                            7.85                              4.317
                                                                            7.96                              4.482
                                                                            8.17                              4.452
1/99                                                                        7.91                              4.452
                                                                            7.76                               4.67
                                                                            8.17                              4.475
                                                                            8.23                              4.535
                                                                            8.17                              4.627
                                                                            8.21                              4.779
7/99                                                                        8.16                              4.745
                                                                            8.49                              4.966
                                                                            8.81                              4.851
                                                                            8.75                              5.088
                                                                            8.87                              5.301
                                                                             9.9                              5.328
1/00                                                                        9.53                              5.692
                                                                            8.75                              5.781
                                                                           10.34                               5.87
                                                                             9.4                              5.829
                                                                            9.88                              5.619
                                                                            9.96                              5.854
7/00                                                                         9.6                              6.219

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SENIOR
INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED JULY 31, 2000. THE TEAM IS LED BY HOWARD TIFFEN, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE DECEMBER 1999 AND BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN MANAGEMENT TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT DURING THE PAST 12 MONTHS?

A   The reporting period was split in
two by the arrival of the much-anticipated year 2000 transition, which created a tentative market environment for much of late 1999 and early 2000. Many senior loan issuers expected market disruptions, so they moved quickly to arrange their financing before the fourth quarter of 1999. Others preferred to wait until the dust had settled, delaying their senior loan issuance beyond the first weeks of January.

    As a result, the volume of new senior loan issuance slowed to a trickle in December and January. This caution may have been a blessing in disguise, as the senior loans that subsequently came to market were prudently constructed, with sound capital structures and sensible leverage levels. The relatively low volume spurred increased competition for suitable senior loans, providing greater liquidity and support for loan prices.

    The second half of the trust's fiscal year began quietly, due in part to weakness in the high-yield bond market. Many high-yield investors had lingering concerns over the record level of defaults in this market in 1999. This caution, coupled with steadily rising interest rates over the period, put the brakes on new issuance in the high-yield bond market. Because the senior debt market needs a healthy capital market for junior debt (which includes high-yield bonds), the lethargic nature of the high-yield market dragged the senior loan market as well.

    It wasn't until April that pools of private capital were pulled together to provide the mezzanine financing that cushions the type of transaction you find in the senior loan market. Consequently, the remainder of the reporting period was healthy and vibrant in terms of new deal flow for senior loans. Pricing was higher, competition from other institutional buyers had eased, and the market had slightly less liquidity, enabling us to purchase new senior loans for the trust under significantly better terms than during the early part of the year.

    Finally, steadily rising interest rates since June 1999 have translated into a higher level of income produced by the portfolio, strengthening the trust's ability to provide shareholders with an attractive monthly dividend.

    For the 12 months ended July 31, 2000, the trust had a total return of 0.61 percent based on market price. This includes a decrease in market price from $9.5625 per share on July 31, 1999, to $8.7500 per share on July 31, 2000.

    The trust continued to provide shareholders with an attractive level of current income, as its dividend was increased two times during the fiscal year, reflecting the steady rise in interest rates during the period. Its monthly dividend of $0.07 per share translates to a distribution rate of 9.60 percent based on the trust's closing market price on July 31, 2000. Please refer to the chart and footnotes on page 4 for additional return highlights. As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results.

    The trust's net asset value declined during the period to $9.65 per share as of July 31, 2000, down from $10.08 on July 31, 1999. Shares of the trust traded at a discount to their net asset value throughout the period, although the discount has narrowed since the beginning of the year to approximately 9.3 percent at the close of the reporting period.

    Much of the decline in the trust's net asset value over the period is associated with defaults that arose among several loans in the portfolio in 1999 and are still being worked out. Historically, nearly every default situation has resulted in a sudden decline in the perceived value of the defaulted loan, followed in many cases by a period of gradual recovery, which can take as long as two years. We are confident in the asset recovery process we have in place and the highly skilled professional staff we have assembled, and we hope for a return to greater relative stability in the trust's net asset value over the long term.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE TRUST DURING THIS PERIOD?

A   The alarming rate of defaults that
occurred in the high-yield capital market during the past year continued to haunt investors. An increase in default activity is normally associated with recessionary periods, not times of strong business activity, so the truly puzzling aspect of the default rate is that it spiked during a time of positive economic growth. This suggests that default patterns are less cyclical than one might expect, and that specific conditions have complicated the credit picture for many senior loan and high-yield issuers.

    For example, the health-care sector was hit hard by falling Medicare reimbursements from the federal government. The resulting capital drain pushed five of the seven largest long-term care providers into bankruptcy by the end of the third fiscal quarter. The trust was negatively affected by some of its holdings in this industry, including non-accruing senior loans issued by Integrated Health Services, a provider of post-acute medical and rehabilitation services, and Vencor Operating, a nursing home operator based in Louisville, Kentucky.

    In 1998 and 1999, we also saw sinking commodities prices--for example, the price of a barrel of oil reached as low as $12, which contributed to recent difficulties in the energy sector. These factors, combined with the liquidity crisis brought about by Russia's default on its debt obligations in August 1998, created an increasing reluctance to commit capital to the debt markets.

    We also had to deal with credit concerns tied to intense competition in the cinema industry, where overbuilding of new, more luxurious theatres, while existing theatres were still in service, glutted the market with capacity and cut into profits. In fact, WestStar Cinemas, one of the trust's non-performing loans, encountered financial pressures and was sold from the portfolio during the reporting period.

    We will talk later about the increased resources we have deployed to manage the portfolio. Part of this has been an increased commitment to the still small but growing secondary market for loans. We have used this to help reduce exposures and to add new investments to the portfolio at what we think are attractive values. We have also used the secondary market to lower our exposure in areas where we believe we should either reduce risk, or where we want to hedge the outcome from the workout of a difficult investment. Just after the close of the fiscal year, we sold $2.5 million of the trust's holding in Iridium, for example, to reduce our exposure to that workout.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN MANAGING THE PORTFOLIO?

A   Our chief focus was on increasing
the diversification of the trust's portfolio, as we believe this is one of the most important defenses against the potential for principal loss due to loan defaults.

    While senior loans do have the inherent strengths of collateral coverage and senior capital position, we believe the added safeguard of increased diversification is a key to our strategy. A highly concentrated portfolio may be more susceptible to negative surprises, so we reduced the percentage of portfolio assets allocated to each of the trust's top 10 holdings while increasing the range of the trust's investments across the board. We also strictly limited the concentration of assets in any one issuer. Of course, there can be no assurance that this strategy will protect against market decline.

    We expanded the trust's portfolio holdings to include more than 200 separate issues, up from 132 issues in January. The trust's top 10 holdings fell during the fiscal year from 32.6 to 16.6 percent of total assets. With these changes, we greatly reduced short-term holdings and the cash position of the portfolio to just 5.3 percent of net assets as of July 31, 2000, down from 8.4 percent at the beginning of the reporting period.

    Aside from these strategic moves, we nearly doubled the size of our senior loan staff, adding depth and breadth of experience. Our team, which has grown to include 18 analysts with an average of 17 years of experience, has been around long enough to witness several market cycles, giving them a broad understanding of the dynamics of the senior loan market. In addition, we increased our value recovery group, establishing a highly experienced senior loan group.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   We anticipate a stable to slightly
rising interest-rate environment, as long as economic growth remains steady but unspectacular and inflation remains in check. Continued relatively modest demand for new senior loans should help to support yields.

    Also, we expect the recent discipline within the senior loan market to continue, sustaining the supply of senior loans with solid credit structures, prudent loan covenants, and sensible leverage levels. Default rates have moderated and, we believe, will remain at reasonable levels more closely aligned with the market's historical default rate.

    We believe the portfolio is well-positioned for the future. The senior loan asset class should continue to be a defensive investment, an inflation hedge, and an attractive choice for portfolio diversification.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

DIVIDEND: A distribution of earnings. Dividends may be in the form of cash, stock, or property.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

PORTFOLIO: A collection of securities owned by an individual or an institution that may include stocks, bonds, and money-market securities.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, although such status is not a guarantee that monies to which the trust is entitled will be paid. Senior loans tend to be less liquid than other securities.

YIELD: The annual rate of return on an investment, expressed as a percentage.

A FOCUS ON SENIOR LOANS

    The Senior Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the trust's management team, are important to the integrity of the trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the trust's net asset value. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, the trust may invest in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

July 31, 2000
THE FOLLOWING PAGES DETAIL THE PORTFOLIO OF INVESTMENTS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.(1)

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           VARIABLE RATE ** SENIOR LOAN INTERESTS
           AEROSPACE/DEFENSE  1.0%
$ 9,410    Aerostructures Corp.,
           Term Loan.............. NR        BB-    09/06/04               $    9,349,396
  5,100    Aircraft Braking
           Systems, Inc., Term
           Loan................... NR        NR     10/15/05                    5,055,254
  2,494    DeCrane Finance Co.,
           Term Loan.............. B2        B+     12/17/06                    2,481,514
                                                                           --------------
                                                                               16,886,164
                                                                           --------------
           AUTOMOTIVE  4.0%
 18,968    American Axle &
           Manufacturing Holdings,
           Inc., Term Loan........ Ba3       BB     04/30/06                   18,928,869
 18,635    Breed Technologies,
           Inc., Term Loan (a)
           (c).................... NR        NR     09/30/00 to 04/27/06        8,571,920
    927    Breed Technologies,
           Inc., Debtor in
           Possession (c)......... NR        NR     09/30/00                      926,980
  4,975    CSK Auto, Inc., Term
           Loan................... Ba2       BB-    10/31/03                    4,927,324
  4,985    Exide Corp., Term
           Loan................... Ba3       B+     03/18/05                    4,997,461
  7,039    Insilco Corp., Term
           Loan................... Ba3       B+     11/24/05                    7,038,601
  4,993    J.L. French Automotive
           Castings, Inc.,
           Term Loan.............. B1        B+     10/21/06                    4,971,540
  7,500    Meridian Automotive
           Systems, Inc., Term
           Loan................... B1        BB-    03/31/07                    7,490,852
  5,000    Safelite Glass Corp.,
           Term Loan (a) (c)...... Caa1      NR     12/23/04 to 12/23/05        2,747,106

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           AUTOMOTIVE (CONTINUED)
$   440    Safelite Glass Corp.,
           Debtor in
           Possession (c)......... Caa1      NR     06/08/01               $      433,180
  8,000    Tenneco Automotive,
           Inc., Term Loan........ Ba3       BB     11/04/07 to 07/04/08        7,946,496
                                                                           --------------
                                                                               68,980,329
                                                                           --------------
           BEVERAGE, FOOD & TOBACCO  3.8%
 39,000    Agrilink Foods, Inc.,
           Term Loan.............. B1        B+     09/30/04 to 09/30/05       38,554,889
 11,910    Aurora Foods, Inc.,
           Term Loan.............. B2        B      09/30/06                   11,910,000
 10,000    B&G Foods, Inc., Term
           Loan................... B1        B+     03/31/06                    9,991,886
  5,500    Imperial Sugar Corp.,
           Term Loan (c).......... B2        B      12/31/05                    5,222,181
                                                                           --------------
                                                                               65,678,956
                                                                           --------------
           BROADCASTING--CABLE  2.0%
  7,000    CC VIII Operating LLC,
           Term Loan.............. Ba3       BB+    02/02/08                    7,002,919
  4,900    Fairchild Corp., Term
           Loan................... Ba3       BB-    04/30/06                    4,864,856
 17,300    Falcon Communications,
           Inc., Term Loan........ Ba3       BB     12/31/07                   17,145,934
  5,000    FrontierVision
           Operating Partners,
           L.P., Term Loan........ Ba2       BB     03/31/06                    4,954,381
                                                                           --------------
                                                                               33,968,090
                                                                           --------------
           BROADCASTING--DIVERSIFICATION  0.3%
  5,000    AMFM, Inc., Term Loan.. Ba1       NR     11/19/01                    4,993,750
                                                                           --------------

           BROADCASTING--TELEVISION  2.0%
  7,960    Quoram Broadcasting,
           Inc., Term Loan........ NR        NR     09/30/07                    7,959,965
 26,500    Sinclair Broadcast
           Group, Inc., Term
           Loan................... Ba2       BB-    09/15/05                   26,502,546
                                                                           --------------
                                                                               34,462,511
                                                                           --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           BUILDINGS & REAL ESTATE  1.6%
$ 6,012    Crescent Real Estate,
           Term Loan.............. NR        NR     02/01/04               $    5,996,907
  5,500    Morrison Knudsen Corp.,
           Term Loan.............. Ba1       NR     07/07/07                    5,496,562
 17,412    Prison Realty Trust,
           Inc., Term Loan........ B3        B      12/31/02                   17,139,870
                                                                           --------------
                                                                               28,633,339
                                                                           --------------
           CHEMICALS, PLASTICS & RUBBER  6.0%
  4,246    Applied Tech Management
           Corp., Term Loan....... B1        NR     04/30/07                    4,230,912
  8,353    GenTek, Inc., Term
           Loan................... Ba3       NR     04/30/07                    8,353,937
 18,652    Huntsman Group
           Holdings, Term Loan.... Ba2       NR     9/30/03 to 04/01/02        18,600,493
  3,960    Huntsman ICI Chemicals
           LLC, Term Loan......... Ba3       BB     06/30/07 to 06/30/08        3,989,926
 17,121    Lyondell Petrochemical
           Corp., Term Loan....... Ba3       NR     06/30/05 to 05/17/06       17,521,206
  5,000    Nutrasweet Co., Term
           Loan................... Ba3       NR     05/25/07 to 05/25/09        4,993,430
 13,500    OM Group, Inc., Term
           Loan................... NR        NR     03/31/07                   13,499,916
 16,986    Pioneer Americas
           Acquisition Corp., Term
           Loan................... B3        B      12/31/06                   16,983,294
  3,732    Sterling Pulp
           Chemicals, Inc., Term
           Loan................... B3        BB-    06/30/05                    3,732,401
  8,978    Sybron Corp., Term
           Loan................... NR        NR     03/28/07                    8,949,670
  4,531    West American Rubber,
           Term Loan.............. NR        NR     06/30/05                    3,171,700
                                                                           --------------
                                                                              104,026,885
                                                                           --------------
           CONSTRUCTION MATERIAL  3.0%
  4,975    Brand Scaffold
           Services, Inc., Term
           Loan................... B1        NR     09/30/03                    4,959,355
 24,318    BSI Holdings, Inc.,
           Term Loan.............. NR        NR     09/30/05                   24,318,182
 12,968    Encompass Services
           Corp., Term Loan....... Ba3       BB     05/10/07                   12,902,930

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           CONSTRUCTION MATERIAL (CONTINUED)
$ 5,486    Formica Corp., Term
           Loan................... B1        B+     04/30/06               $    5,494,343
  4,988    Mueller Group, Inc.,
           Term Loan.............. B1        B+     08/16/07                    4,975,494
                                                                           --------------
                                                                               52,650,304
                                                                           --------------
           CONTAINERS, PACKAGING & GLASS  3.8%
  9,905    Dr. Pepper/Seven Up
           Cos., Inc., Term
           Loan................... NR        NR     10/07/07                    9,909,864
 10,220    Graham Packaging Co.,
           Term Loan.............. B1        B+     01/31/06 to 01/31/07       10,203,768
  6,000    Huntsman Packaging
           Corp., Term Loan....... B1        BB-    05/31/08                    6,018,750
 25,739    Mediapak Corp., Term
           Loan................... NR        NR     12/31/05 to 12/31/06       25,741,914
  4,911    Packaging Dynamics,
           Term Loan.............. NR        NR     11/20/05                    4,911,149
  3,650    RIC Holdings, Inc.,
           Revolving Credit
           Agreement.............. NR        NR     02/28/03                    3,650,008
  5,000    Tekni-Plex, Inc., Term
           Loan................... Ba3       B+     06/26/08                    5,028,125
                                                                           --------------
                                                                               65,463,578
                                                                           --------------
           DIVERSIFIED MANUFACTURING  2.3%
  3,490    CII Carbon LLC, Term
           Loan................... NR        NR     06/25/08                    3,467,920
 12,500    Citation Corp., Term
           Loan................... NR        B+     12/01/07                   12,501,694
 11,940    SPX Corp., Term Loan... Ba2       BB+    12/31/06                   11,989,253
  5,985    Tritech Precision,
           Inc., Term Loan........ B1        B+     03/28/07                    5,953,494
  6,977    UCAR International,
           Inc., Term Loan........ Ba3       BB-    12/31/07                    6,974,490
                                                                           --------------
                                                                               40,886,851
                                                                           --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           ECOLOGICAL  2.4%
$30,000    Allied Waste
           Industries, Inc., Term
           Loan................... Ba3       BB     07/23/06 to 07/23/07   $   28,909,200
  4,949    IT Group, Inc., Term
           Loan................... B1        BB     06/11/06                    4,893,763
  7,491    Stericycle, Inc., Term
           Loan................... B1        BB-    11/10/06                    7,524,942
                                                                           --------------
                                                                               41,327,905
                                                                           --------------
           EDUCATION & CHILDCARE  0.2%
  2,975    TEC Worldwide, Inc.,
           Term Loan.............. NR        NR     02/28/05                    2,974,836
                                                                           --------------

           ELECTRONICS  5.0%
 19,697    Amphenol Corp., Term
           Loan................... Ba2       BB     05/19/04 to 05/19/06       19,493,326
  6,348    Automata, Inc., Term
           Loan (a) (c)........... NR        NR     02/28/03 to 02/28/04        2,475,586
  3,608    Caribiner
           International, Inc.,
           Term Loan.............. NR        NR     09/30/03                    3,355,432
 20,612    Chatham Technologies
           Acquisition, Inc., Term
           Loan (c)............... NR        NR     08/18/03 to 09/12/05       19,993,318
  5,000    Computer Associates
           International, Inc.,
           Term Loan.............. Baa1      BBB+   05/26/04                    5,002,083
  9,914    EG&G Technical
           Services, Inc., Term
           Loan................... B1        NR     08/20/07                    9,913,772
  4,783    Rowe International,
           Term Loan.............. NR        NR     12/31/03                    4,257,227
     81    Rowe International,
           Revolving Credit
           Agreement.............. NR        NR     12/31/03                       72,341
  5,000    Semiconductor
           Components Industries
           LLC, Term Loan......... NR        NR     08/04/07                    5,005,000
  9,980    Superior Telecom, Inc.,
           Term Loan.............. Ba3       B+     11/27/05                    9,949,847
  7,000    Viasystems, Inc., Term
           Loan................... B1        BB-    03/31/07                    6,996,717
                                                                           --------------
                                                                               86,514,649
                                                                           --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           ENTERTAINMENT & LEISURE  7.0%
$ 4,966    Bally Total Fitness
           Holding Corp., Term
           Loan................... B1        B+     11/10/04               $    4,966,969
  9,960    Fitness Holdings
           Worldwide, Inc., Term
           Loan................... NR        B+     11/02/06 to 11/02/07        9,868,184
 30,000    Metro-Goldwyn-Mayer,
           Inc., Term Loan........ Baa3      BBB-   03/31/05 to 03/31/06       29,472,300
  5,000    Playcore Wisconsin,
           Inc., Term Loan........ NR        NR     07/01/07                    4,981,426
 14,900    SFX Entertainment,
           Inc., Term Loan........ B1        NR     06/30/06                   14,914,900
  8,000    Six Flags Theme Parks,
           Inc., Term Loan........ Ba2       B+     09/30/05                    8,052,504
 40,000    United Artists Theatres
           Co., Term Loan (d)..... Caa3      D      04/21/06 to 04/21/07       39,253,292
 10,240    WFI Group, Inc., Term
           Loan................... Baa3      NR     07/14/04                   10,239,995
                                                                           --------------
                                                                              121,749,570
                                                                           --------------
           FARMING & AGRICULTURE  0.3%
  4,987    Doane Pet Care Co.,
           Term Loan.............. B1        B+     12/31/05                    5,009,239
                                                                           --------------

           FINANCE  5.6%
 28,939    Bridge Information
           Systems, Inc., Term
           Loan................... NR        NR     06/30/03 to 05/29/05       28,942,531
  6,100    Bridge Information
           Systems, Inc.,
           Revolving Credit
           Agreement.............. NR        NR     05/29/03                    6,083,428
  4,963    Outsourcing Solutions,
           Term Loan.............. B2        BB-    06/01/06                    4,950,868
 25,000    Paul G. Allen, Term
           Loan................... NR        NR     06/10/03                   24,978,789
 10,000    Sovereign Bancorp,
           Inc., Term Loan........ Ba3       NR     11/14/03                   10,037,500
 23,500    Ventas Realty, Term
           Loan (c)............... NR        NR     12/31/02 to 12/31/07       22,880,977
                                                                           --------------
                                                                               97,874,093
                                                                           --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           GROCERY  1.1%
$ 4,936    Eagle Family Foods,
           Inc., Term Loan........ B1        B      12/31/05               $    4,938,295
  1,650    Fred Meyer, Inc., Term
           Loan................... Baa3      NR     02/28/03                    1,610,939
 11,947    The Pantry, Inc., Term
           Loan................... B1        NR     01/31/06 to 07/31/06       11,942,418
                                                                           --------------
                                                                               18,491,652
                                                                           --------------
           HEALTHCARE  9.0%
  7,580    Caremark Rx, Inc., Term
           Loan................... B1        BB-    05/31/01                    7,582,308
  3,150    Charles River
           Laboratories, Inc.,
           Term Loan.............. B1        B+     09/29/07                    3,150,000
  5,000    Columbia/HCA Healthcare
           Corp., Term Loan....... Ba2       BB+    09/13/01                    5,000,007
 14,921    Community Health
           Systems, Term Loan..... NR        NR     12/31/05                   14,802,073
 18,424    Dade Behring, Inc.,
           Term Loan.............. Ba3       B+     6/30/05 to 06/30/07        18,426,874
 13,617    FHC Health Systems,
           Inc., Term Loan........ NR        NR     04/30/03 to 04/30/06       13,617,105
  1,368    FHC Health Systems,
           Inc., Revolving Credit
           Agreement.............. NR        NR     05/18/03                    1,368,422
  8,462    Genesis Healthcare
           Ventures, Inc., Term
           Loan (a) (c)........... Caa2      NR     09/30/04 to 05/30/06        6,685,384
  3,146    Genesis Healthcare
           Ventures, Inc.,
           Revolving Credit
           Agreement (a) (c)...... Caa2      NR     05/30/06                    2,485,476
 44,213    Integrated Health
           Services, Inc., Term
           Loan (a) (c)........... Caa2      NR     09/30/04                   28,738,125
  6,540    Multicare Companies,
           Inc., Term Loan (a)
           (c).................... Caa3      NR     09/30/03 to 06/01/05        4,577,933
  1,407    Multicare Companies,
           Inc., Revolving Credit
           Agreement (a) (c)...... Caa3      NR     10/09/03                      984,761

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           HEALTHCARE (CONTINUED)
$ 4,988    National Nephrology
           Associates, Inc., Term
           Loan................... B1        B+     12/31/05               $    4,987,686
  3,797    Quest Diagnostics,
           Inc., Term Loan........ Ba3       BB     06/30/05                    3,781,288
  2,904    Sun Healthcare Group,
           Inc., Term Loan (a)
           (c).................... NR        NR     11/12/04                    2,119,819
 12,413    Sun Healthcare Group,
           Inc., Revolving Credit
           Agreement (a) (c)...... NR        NR     11/12/05                    9,061,338
  9,509    Tenet Healthcare Corp.
           Revolving Credit
           Agreement.............. Ba1       BB+    01/31/02                    9,508,743
 23,000    Vencor, Inc., Term Loan
           (a) (c)................ NR        NR     03/31/03 to 01/15/05       20,257,201
                                                                           --------------
                                                                              157,134,543
                                                                           --------------
           HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
           PRODUCTS  2.5%
  7,365    Dal-Tile Group, Inc.,
           Term Loan.............. NR        NR     12/31/03                    7,219,276
  9,432    Holmes Products Corp.,
           Term Loan.............. B1        B+     02/05/07                    9,409,003
  3,732    Imperial Home Decor
           Group, Inc., Term Loan
           (a) (c)................ NR        NR     03/12/04 to 03/13/06        2,465,099
  1,246    Imperial Home Decor
           Group, Inc., Revolving
           Credit Agreement (a)
           (c).................... NR        NR     03/12/04                      722,702
  4,912    Medical Arts Press,
           Inc., Term Loan........ NR        NR     05/16/06                    4,912,635
 10,344    Rent A Center, Inc.,
           Term Loan.............. Ba3       BB-    01/31/06 to 12/31/07       10,331,460
  4,900    World Kitchen, Inc.,
           Term Loan.............. B1        BB-    10/09/06                    4,896,512
  3,873    World Kitchen, Inc.,
           Revolving Credit
           Agreement.............. B1        BB-    04/09/05                    3,499,055
                                                                           --------------
                                                                               43,455,742
                                                                           --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           HOTELS, MOTELS, INNS & GAMING  9.6%
$25,550    Aladdin Gaming LLC,
           Term Loan.............. B2        NR     08/26/06 to 02/26/08   $   25,550,017
 26,800    Allegro Resorts Corp.,
           Term Loan.............. NR        NR     02/11/03                   26,874,946
  5,000    Extended Stay America,
           Inc., Term Loan........ Ba3       NR     06/30/07                    5,000,018
 14,960    FelCor Lodging Trust,
           Inc., Term Loan........ Ba2       BB     03/31/04                   14,897,662
    998    Isle of Capri Casinos,
           Inc., Term Loan........ Ba2       BB-    03/02/06 to 03/02/07        1,003,022
 17,661    Meditrust, Inc.,
           Revolving Credit
           Agreement.............. NR        NR     07/17/01                   17,662,715
  2,375    Starwood Hotels and
           Resorts, Inc., Term
           Loan................... Ba1       NR     02/23/03                    2,383,906
 75,000    Wyndham International,
           Term Loan.............. NR        NR     06/30/06                   73,143,750
                                                                           --------------
                                                                              166,516,036
                                                                           --------------
           MACHINERY  3.7%
 25,000    Ashtead Group PLC, Term
           Loan................... NR        NR     06/01/07                   24,874,945
  4,888    Coinmach Corp., Term
           Loan................... NR        BB-    06/30/05                    4,872,989
 15,000    Ocean Rig (Norway),
           Term Loan.............. NR        NR     06/01/08                   15,001,271
  4,782    Thermadyne LLC, Term
           Loan................... B1        B      05/28/05 to 05/28/06        4,779,077
 11,935    United Rentals (North
           America), Inc., Term
           Loan................... Ba2       BB+    06/30/05 to 06/30/09       11,790,296
  2,800    Weigh-Tronix LLC, Term
           Loan................... NR        NR     06/30/07                    2,852,341
                                                                           --------------
                                                                               64,170,919
                                                                           --------------
           MEDICAL PRODUCTS & SUPPLIES  2.4%
 25,000    Alliance Imaging, Inc.,
           Term Loan.............. B1        NR     11/02/07                   24,812,500
 16,616    Total Renal Care
           Holdings, Inc., Term
           Loan (c)............... B1        NR     03/31/08                   16,616,764
                                                                           --------------
                                                                               41,429,264
                                                                           --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           MINING, STEEL, IRON AND NON-PRECIOUS METALS  2.8%
$ 9,800    Earle M Jorgenson, Term
           Loan................... B1        NR     03/31/04               $    9,709,667
 38,528    Ispat Inland, Term
           Loan................... Ba3       BB     07/16/05 to 07/16/06       38,363,566
                                                                           --------------
                                                                               48,073,233
                                                                           --------------
           NATURAL RESOURCES--COAL  1.9%
 25,000    Arch Western Resources
           LLC, Term Loan......... Ba2       NR     05/31/03                   25,000,959
  8,000    P&L Coal Holdings
           Corp., Term Loan....... Ba2       NR     06/30/06                    8,756,077
                                                                           --------------
                                                                               33,757,036
                                                                           --------------
           NON-DURABLE CONSUMER  0.1%
    997    American Safety Razor
           Co., Term Loan......... B1        B+     04/30/07                      994,157
                                                                           --------------

           PAPER AND FOREST PRODUCTS  0.9%
  2,641    Bear Island Paper Co.,
           Term Loan.............. B1        B+     12/31/05                    2,641,305
  5,000    Crown Paper Co., Term
           Loan (c)............... Caa1      NR     06/30/03                    5,003,625
  8,745    Pacifica Papers, Inc.,
           Term Loan.............. Ba2       BB     03/12/06                    8,788,725
                                                                           --------------
                                                                               16,433,655
                                                                           --------------
           PERSONAL & MISCELLANEOUS SERVICES  2.2%
  6,565    Arena Brands, Inc.,
           Term Loan.............. NR        NR     06/01/02                    6,566,663
 18,647    Boyds Collection, Ltd.,
           Term Loan.............. Ba3       B+     04/21/05                   18,647,986
  3,220    Professional Service
           Industries, Inc., Term
           Loan................... NR        NR     09/16/02                    3,220,218
  9,525    Telespectrum Worldwide,
           Term Loan.............. NR        NR     12/31/01 to 12/31/03        9,526,501
                                                                           --------------
                                                                               37,961,368
                                                                           --------------
           PHARMACEUTICALS  1.8%
 17,955    Bergen Brunswig Corp.,
           Term Loan.............. NR        BB     03/31/06                   17,849,865
  3,599    Endo Pharmaceuticals,
           Inc., Term Loan........ NR        NR     12/31/02                    3,596,471

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           PHARMACEUTICALS (CONTINUED)
$ 2,455    King Pharmaceuticals,
           Inc., Term Loan........ B1        BB-    12/18/06               $    2,457,883
  7,000    Shire Pharmaceuticals,
           Inc., Term Loan........ Ba1       NR     11/19/04                    7,000,456
                                                                           --------------
                                                                               30,904,675
                                                                           --------------
           PRINTING & PUBLISHING  6.6%
  4,775    21ST Century Newspaper,
           Inc., Term Loan........ B3        NR     09/15/05                    4,757,367
 11,400    American Reprographics,
           Term Loan.............. NR        NR     03/31/08                   11,363,473
 23,991    Big Flower Press
           Holdings, Inc., Term
           Loan................... B1        NR     12/06/05                   23,991,677
  8,000    Commerceconnect, Term
           Loan................... NR        NR     12/31/07                    7,960,355
  5,000    Liberty Group
           Operating, Inc., Term
           Loan................... B1        B      03/31/07                    4,987,828
  7,481    Mail-Well Corp., Term
           Loan................... Ba2       BB     02/22/07                    7,491,218
  8,571    Penton Media, Inc.,
           Term Loan.............. Ba3       BB-    06/30/07                    8,571,718
  9,960    Reiman Publications,
           Term Loan.............. NR        NR     12/10/05                    9,998,984
  9,731    R.H. Donnelley, Inc.,
           Term Loan.............. NR        NR     09/30/05 to 09/30/06        9,688,592
  5,000    Trader.com, Term
           Loan................... NR        NR     12/31/06 to 12/31/07        4,950,000
  2,000    TWP Capital Corp., Term
           Loan................... NR        NR     10/01/04                    1,999,625
 13,800    Von Hoffman Press,
           Inc., Term Loan........ B1        B+     07/01/04 to 07/01/05       13,735,600
  2,000    Vutek, Inc., Term
           Loan................... NR        NR     06/30/07                    1,987,500
  4,159    Ziff-Davis Media, Inc.,
           Term Loan.............. Ba3       B+     03/31/07                    4,165,084
                                                                           --------------
                                                                              115,649,021
                                                                           --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           RESTAURANTS & FOOD SERVICE  3.9%
$ 1,384    Carvel Corp., Term
           Loan................... NR        NR     06/30/01               $    1,383,744
 24,270    Domino's Pizza, Term
           Loan................... B1        B+     12/21/06 to 12/21/07       24,319,461
 30,000    S.C. International
           Services, Inc., Term
           Loan................... Ba3       NR     03/01/07                   29,891,715
 12,743    Shoney's, Inc., Term
           Loan................... B2        NR     04/30/02                   12,742,703
                                                                           --------------
                                                                               68,337,623
                                                                           --------------
           RETAIL--OFFICE PRODUCTS  2.9%
 12,146    Buhrmann U.S., Inc.,
           Term Loan.............. Ba3       BB-    10/26/07                   12,176,254
 39,617    U.S. Office Products
           Co., Term Loan......... NR        NR     06/09/06                   37,636,307
                                                                           --------------
                                                                               49,812,561
                                                                           --------------
           RETAIL--OIL AND GAS  1.0%
  7,500    Barjan Products LLC,
           Term Loan.............. NR        NR     05/31/06                    7,396,502
  5,000    Kwik Trip, Inc., Term
           Loan................... NR        NR     07/27/07                    4,987,500
  5,000    Port Authur Coker Co.,
           Term Loan.............. Ba3       NR     07/15/07                    4,743,875
                                                                           --------------
                                                                               17,127,877
                                                                           --------------
           RETAIL--SPECIALTY  1.0%
  8,000    Josten's, Inc., Term
           Loan................... B1        BB-    05/31/08                    8,025,832
  4,990    Mitchell's Management,
           Term Loan.............. NR        NR     12/31/07                    4,940,387
  4,938    Petco Animal Supply,
           Term Loan.............. NR        NR     04/29/06                    4,943,766
                                                                           --------------
                                                                               17,909,985
                                                                           --------------
           RETAIL--STORES  2.7%
 32,100    HMV Media Group, Inc.,
           Term Loan.............. B1        BB-    03/28/05 to 03/28/06       32,087,708
 16,000    Rite Aid Corp., Term
           Loan................... Ba3       B      08/01/02                   15,920,004
                                                                           --------------
                                                                               48,007,712
                                                                           --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  3.2%
$ 5,000    Cincinnati Bell, Inc.,
           Term Loan.............. Ba1       NR     12/30/06               $    5,010,115
 22,000    Dynatech Corp. LLC,
           Term Loan.............. NR        B+     09/30/07                   21,883,594
  6,000    McLeodUSA, Inc., Term
           Loan................... Ba2       BB-    05/31/08                    6,013,392
 10,000    Orius Corp., Term
           Loan................... NR        B+     12/14/06 to 12/15/07        9,925,754
 12,500    Winstar Communications,
           Inc., Term Loan........ B2        B+     09/30/07                   12,191,412
                                                                           --------------
                                                                               55,024,267
                                                                           --------------
           TELECOMMUNICATIONS--LONG DISTANCE  0.6%
 10,000    Pacific Crossing Ltd.,
           Term Loan.............. NR        NR     07/28/06                   10,000,000
                                                                           --------------

           TELECOMMUNICATIONS--PAGING  1.3%
 12,700    Paging Network, Inc.,
           Revolving Credit
           Agreement.............. B2        CC     12/31/04                   11,736,869
 10,973    TSR Wireless LLC, Term
           Loan................... NR        NR     06/30/05                   10,972,500
                                                                           --------------
                                                                               22,709,369
                                                                           --------------
           TELECOMMUNICATIONS--WIRELESS  12.6%
  5,000    American Cellular
           Corp., Term Loan....... Ba3       B+     03/31/08 to 03/31/09        5,000,390
  7,500    American Tower Corp.,
           Term Loan.............. B1        BB-    01/06/08                    7,533,240
 25,000    BCP SP Ltd., Term
           Loan................... NR        NR     3/31/02 to 03/31/05        24,789,604
 19,635    Iridium Operating LLC,
           Term Loan (a) (c)...... NR        D      12/29/00                    4,319,679
 11,712    Microcell
           Telecommunications,
           Inc., Term Loan........ NR        NR     03/01/06                   11,713,510
 38,000    Nextel Finance Co.,
           Term Loan.............. Ba2       BB-    06/30/08 to 03/31/09       38,023,370
  5,800    Powertel PCS, Inc.,
           Term Loan.............. NR        NR     12/31/06                    5,752,359

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           TELECOMMUNICATIONS--WIRELESS (CONTINUED)
$ 5,000    Spectrasite
           Communications, Term
           Loan................... NR        NR     06/30/06               $    5,011,250
  4,211    Sygnet Wireless, Inc.,
           Term Loan.............. B3        NR     03/31/07 to 12/23/07        4,214,874
 50,000    Telecorp PCS, Inc.,
           Term Loan.............. B2        NR     12/05/07                   49,947,900
 22,700    Triton PCS, Inc., Term
           Loan................... B1        B      05/04/07                   22,700,488
 25,000    Voicestream PCS
           Holdings, Inc., Term
           Loan................... B1        B+     02/25/08 to 02/25/09       24,873,170
 14,500    Western Wireless Corp.,
           Term Loan.............. Ba2       BB     09/30/08                   14,561,625
                                                                           --------------
                                                                              218,441,459
                                                                           --------------
           TEXTILES & LEATHER  2.6%
  8,800    American Marketing
           Industries, Inc., Term
           Loan................... NR        NR     11/30/04 to 11/30/05        8,798,480
  8,500    Galey & Lord, Inc.,
           Term Loan.............. Caa2      BB-    04/02/05 to 04/01/06        7,290,740
  6,000    Malden Mills
           Industries, Inc., Term
           Loan................... B1        NR     10/28/06                    6,000,498
 13,755    Norcross Safety
           Products, Term Loan.... NR        NR     10/02/05                   13,746,273
  7,800    Pillowtex Corp., Term
           Loan (c)............... B3        CCC    12/31/04                    7,741,731
  1,500    Sleepmaster LLC, Term
           Loan................... B1        BB-    12/31/06                    1,494,381
                                                                           --------------
                                                                               45,072,103
                                                                           --------------
           TRANSPORTATION--CARGO  3.8%
 16,900    American Commercial
           Lines LLC.............. Ba2       BB-    06/26/06 to 06/26/07       16,873,712
  6,900    Atlas Freighter
           Leasing, Term Loan..... NR        NR     04/20/05 to 04/20/06        6,834,568
  9,280    Evergreen International
           Aviation, Inc., Term
           Loan................... NR        NR     05/31/02 to 05/02/04        9,198,929
 15,500    Kansas City Southern
           Railway Co., Term
           Loan................... Ba1       NR     12/30/05                   15,580,275

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                                     BANK LOAN
PAR                                   RATINGS+
AMOUNT                             --------------          STATED
(000)      BORROWER                MOODY'S   S&P         MATURITY*             VALUE
           TRANSPORTATION--CARGO (CONTINUED)
$12,935    North American Van
           Lines, Inc., Term
           Loan................... B1        B+     11/18/07               $   12,935,000
  4,975    RailAmerica, Inc., Term
           Loan................... Ba3       BB-    12/31/06                    5,002,362
                                                                           --------------
                                                                               66,424,846
                                                                           --------------
           TRANSPORTATION--PERSONAL  0.8%
  5,000    Avis Group Holdings,
           Inc., Term Loan........ Ba3       BB+    06/30/06                    5,001,016
  9,900    NationsRent, Inc., Term
           Loan................... B1        BB-    07/20/06                    9,813,375
                                                                           --------------
                                                                               14,814,391
                                                                           --------------
           TRANSPORTATION--MANUFACTURING  0.5%
  7,980    RailWorks Corp., Term
           Loan................... B1        BB-    09/30/06                    7,980,030
                                                                           --------------

           UTILITIES  0.9%
 10,000    AES Texas Funding LLC,
           Term Loan.............. NR        NR     04/24/01                   10,001,126
  6,000    Western Resources,
           Inc., Term Loan........ NR        NR     03/17/03                    5,985,008
                                                                           --------------
                                                                               15,986,134
                                                                           --------------
TOTAL VARIABLE RATE**
SENIOR LOAN INTERESTS  132.7%...........................................    2,304,700,707
FIXED INCOME SECURITIES  1.5%
Satelites Mexicanos ($26,121,000 par, 9.06% coupon, maturing 06/30/04)
144A Private Placement (b)..............................................       26,155,893
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  134.2%
  (Cost $2,403,196,294).................................................    2,330,856,600
                                                                           --------------
COMMERCIAL PAPER  5.4%
Armstrong World Industry ($11,000,000 par, maturing 08/01/00, yielding
  7.00%)................................................................       11,000,000
Bridgestone/Firestone, Inc. ($5,500,000 par, maturing 08/02/00, yielding
6.50%)..................................................................        5,499,007
Glencore Funding, Inc. ($8,000,000 par, maturing 08/02/00, yielding
6.75%)..................................................................        7,998,500
J B Hunt Transportation Services, Inc. ($8,000,000 par, maturing
08/02/00, yielding 6.65%)...............................................        7,998,522

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

BORROWER                                                                       VALUE
COMMERCIAL PAPER (CONTINUED)
Mallinckrodt Group, Inc. ($18,029,000 par, maturing 08/01/00, yielding
6.75% ).................................................................   $   18,029,000
Texas Utilities Co. ($18,500,000 par, maturing 08/01/00 to 08/03/00,
yielding 6.68%).........................................................       18,496,846
Tyson Foods, Inc. ($10,000,000 par, maturing 08/04/00, yielding
6.65%)..................................................................        9,994,458
Visteon Corp. ($10,000,000 par, maturing 08/03/00, yielding 6.66%)......        9,996,300
Xtra, Inc. ($5,000,000 par, maturing 08/04/00, yielding 6.67%)..........        4,997,221
                                                                           --------------

TOTAL COMMERCIAL PAPER  5.4%
  (Cost $94,009,854)....................................................       94,009,854
                                                                           --------------
TOTAL INVESTMENTS  139.6%
  (Cost $2,497,206,148).................................................    2,424,866,454

BORROWINGS  (40.3%).....................................................     (700,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%.............................       11,678,118
                                                                           --------------

NET ASSETS  100.0%......................................................   $1,736,544,572
                                                                           ==============

NR = Not Rated

+ Bank Loans rated below Baa by Moody's Investor Services, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.
  (Unaudited)

 1  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan is non-income producing.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Subsequent to July 31, 2000, this borrower has filed for protection in federal bankruptcy court.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2000

ASSETS:
Total Investments (Cost $2,497,206,148).....................  $2,424,866,454
Interest Receivable.........................................      20,157,800
Other.......................................................         170,255
                                                              --------------
    Total Assets............................................   2,445,194,509
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     700,000,000
  Investment Advisory Fee...................................       1,813,190
  Custodian Bank............................................       1,385,327
  Administrative Fee........................................         440,705
  Affiliates................................................         202,174
Accrued Interest Expense....................................       4,052,269
Accrued Expenses............................................         641,125
Trustees' Deferred Compensation and Retirement Plans........         115,147
                                                              --------------
    Total Liabilities.......................................     708,649,937
                                                              --------------
NET ASSETS..................................................  $1,736,544,572
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................  $    1,800,100
Paid in Surplus.............................................   1,795,855,431
Accumulated Undistributed Net Investment Income.............      14,576,817
Accumulated Net Realized Loss...............................      (3,348,082)
Net Unrealized Depreciation.................................     (72,339,694)
                                                              --------------
NET ASSETS..................................................  $1,736,544,572
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,736,544,572 divided by
  180,010,000 shares outstanding)...........................  $         9.65
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2000

INVESTMENT INCOME:
Interest....................................................  $216,037,564
Fees........................................................     4,142,207
                                                              ------------
    Total Income............................................   220,179,771
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    21,164,948
Administrative Fee..........................................     4,979,988
Custody.....................................................       688,592
Legal.......................................................       737,416
Trustees' Fees and Related Expenses.........................       109,675
Other.......................................................     3,240,501
                                                              ------------
    Total Operating Expenses................................    30,921,120
    Interest Expense........................................    44,144,314
                                                              ------------
    Total Expenses..........................................    75,065,434
                                                              ------------
NET INVESTMENT INCOME.......................................  $145,114,337
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (3,054,917)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (439,061)
  End of the Period.........................................   (72,339,694)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (71,900,633)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(74,955,550)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 70,158,787
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended July 31, 2000 and 1999

                                                        YEAR ENDED        YEAR ENDED
                                                      JULY 31, 2000     JULY 31, 1999
                                                     ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................     $  145,114,337    $  140,011,697
Net Realized Gain/Loss...........................         (3,054,917)        1,521,075
Net Unrealized Depreciation During the Period....        (71,900,633)       (1,812,501)
                                                      --------------    --------------
Change in Net Assets from Operations.............         70,158,787       139,720,271
                                                      --------------    --------------
Distributions from Net Investment Income.........       (147,076,580)     (136,447,562)
Distributions from Net Realized Gain.............         (1,593,578)         (360,020)
                                                      --------------    --------------
    Total Distributions..........................       (148,670,158)     (136,807,582)
                                                      --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        (78,511,371)        2,912,689
NET ASSETS:
Beginning of the Period..........................      1,815,055,943     1,812,143,254
                                                      --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $14,576,817 and $16,412,624, respectively).....     $1,736,544,572    $1,815,055,943
                                                      ==============    ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2000

CHANGE IN NET ASSETS FROM OPERATIONS........................    $  70,158,787
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................      180,771,823
  Increase in Interest Receivable...........................       (3,080,281)
  Decrease in Receivable for Investments Sold...............          630,295
  Decrease in Unamortized Organizational Costs..............           31,210
  Decrease in Other Assets..................................           15,876
  Decrease in Investment Advisory Fees Payable..............          (74,860)
  Decrease in Administrative Fees Payable...................           (3,542)
  Increase in Payable for Investments Purchased.............              -0-
  Increase in Affiliates Payable............................          113,024
  Increase in Accrued Expenses..............................          110,119
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           42,322
                                                                -------------
    Total Adjustments.......................................      178,555,986
                                                                -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................      248,714,773
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................     (100,000,000)
Change in Intra-day Credit Line with Custodian Bank.........       (1,336,286)
Change in Debt Issuance Cost................................          979,927
Change in Accrued Interest Expense..........................          468,594
Cash Dividends Paid.........................................     (147,233,430)
Capital Gain Dividends Paid.................................       (1,593,578)
                                                                -------------
  Net Cash Used for Financing Activities....................     (248,714,773)
                                                                -------------
NET DECREASE IN CASH........................................              -0-
Cash at Beginning of the Period.............................              -0-
                                                                -------------
CASH AT THE END OF THE PERIOD...............................    $         -0-
                                                                =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          JUNE 24, 1998
                                                      YEAR       YEAR     (COMMENCEMENT
                                                     ENDED      ENDED     OF INVESTMENT
                                                    JULY 31,   JULY 31,   OPERATIONS) TO
                                                      2000       1999     JULY 31, 1998
                                                    ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (a)....... $  10.08   $  10.07      $   9.99
                                                    --------   --------      --------
  Net Investment Income............................      .81        .77           .07
  Net Realized and Unrealized Gain/Loss............     (.42)       -0-           .01
                                                    --------   --------      --------
Total from Investment Operations...................      .39        .77           .08
                                                    --------   --------      --------
Less:
  Distributions from Net Investment Income.........      .81        .76           -0-
  Distributions from Net Realized Gains............      .01        -0-           -0-
                                                    --------   --------      --------
Total Distributions................................      .82        .76           -0-
                                                    --------   --------      --------
NET ASSET VALUE, END OF THE PERIOD................. $   9.65   $  10.08      $  10.07
                                                    ========   ========      ========

Market Price Per Share at End of the Period........ $ 8.7500   $ 9.5625      $10.0625
Total Investment Return at Market Price (b)........     .61%      2.98%         0.63%**
Total Return at Net Asset Value (c)................    4.10%      7.91%         0.70%**
Net Assets at End of the Period (In millions)...... $1,736.5   $1,815.1      $1,812.1
Ratio of Operating Expenses to Average Net
  Assets*..........................................    1.75%      1.66%         1.18%
Ratio of Interest Expenses to Average Net Assets...    2.49%      2.37%         0.28%
Ratio of Net Investment Income to Average Net
  Assets*..........................................    8.19%      7.72%         6.94%
Portfolio Turnover (d).............................      57%        28%            3%**

 * If certain expenses had not been assumed by Van
   Kampen, Total Return would have been lower and
   the ratios would have been as follows:
Ratio of Operating Expenses to Average Net
  Assets...........................................      N/A        N/A         1.21%
Ratio of Net Investment Income to Average Net
  Assets...........................................      N/A        N/A         6.90%

** Non-Annualized

(a) Net Asset Value at June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

N/A=Not Applicable

                                               See Notes to Financial Statements

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Variable Rate Senior Loan interests and Other Loan interests (collectively "Loan interests") are valued by the Trust following guidelines established and periodically reviewed by the Trust's Board of Trustees. Subject to criteria established by the Trust's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Loan interests are valued at the mean of bid and ask market indicators supplied by independent pricing sources approved by the Trust's Board of Trustees. All other Loan interests are valued by considering a number of factors including consideration of market indicators, transactions in instruments which Van Kampen Investment Advisory Corp. (the "Adviser") believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Loan interests in the Trust's portfolio. The fair value of Loan interests are reviewed and approved by the Trust's Valuation Committee and by the Trust's Board of Trustees. The fair value of a Loan interest may differ significantly from the market value that would have been used had there been a ready and reliable market for that Loan interest.

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. ORGANIZATIONAL EXPENSES The Trust has agreed to reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs normally are amortized over a 60 month period beginning on the date of the Trust's initial public offering of its shares. However, AICPA Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Trust's statement of assets and liabilities be written off. Therefore, the Trust wrote off the remaining unamortized organizational costs in August 1999.

E. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October losses and the deferral of losses relating to wash sale transactions.

    At July 31, 2000, for federal income tax purposes cost of long- and short-term investments is $2,497,207,543, the aggregate gross unrealized appreciation is $12,643,036 and the aggregate gross unrealized depreciation is $84,984,125 resulting in net unrealized depreciation on long- and short-term investments of $72,341,089.

F. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed at least annually to common shareholders.

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $126,436 were reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average daily managed assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 2000, the Trust recognized expenses of approximately $112,100 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended July 31, 2000, the Trust recognized expenses of approximately $37,700 representing Van Kampen's cost of providing legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,306,495,374 and $1,348,600,854 respectively.

4. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $52,544,300 as of July 31, 2000. The Trust generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

    At July 31, 2000, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT          VALUE
SELLING PARTICIPANT                                               (000)          (000)
Wachovia....................................................     $14,986        $14,986
Lehman Commercial Paper.....................................      12,437         12,165
Goldman Sachs Credit........................................       5,257          5,257
                                                                 -------        -------
                                                                 $32,680        $32,408
                                                                 =======        =======

6. BORROWINGS

In accordance with its investment policies, the Trust may borrow money for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

    The Trust has entered into an $800 million revolving credit agreement with VVR Funding LLC, a Delaware limited liability company whose sole purpose is the issuance of commercial paper. VVR has the authority to issue a maximum of $800 million of commercial paper, at a discount, with maturities of up to 180 days,

NOTES TO

FINANCIAL STATEMENTS

July 31, 2000

the proceeds of which are used to make advances to the Trust. This revolving credit agreement is secured by the assets of the Trust. For the period ended July 31, 2000, the average daily balance of borrowings under the revolving credit agreement was $737 million with a weighted average interest rate of 5.99%.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Senior Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2000, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to July 31, 2000, were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the Trust's custodian and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Income Trust as of July 31, 2000, the results of its operations, cash flows, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    As discussed in Note 1A, the portfolio of investments includes certain loan interests for which, fair values are determined by the Trust's investment adviser under procedures approved by the Board of Trustees. Determination of fair values involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between parties in a transaction. We have reviewed the procedures established by the Board of Trustees and applied by the investment adviser in determining the fair values of such loan interests and inspected the underlying documentation. We believe that, in the circumstances, the procedures are reasonable and the documentation appropriate.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 15, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              2800 Post Oak Blvd.

                             Attn: Closed-End Funds

                               Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*

JOHN R. REYNOLDSON*

MICHAEL H. SANTO*

JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following is furnished with respect to the distributions paid by the Trust during its taxable year ended July 31, 2000. The Trust designated and paid $176,445 as a 20% rate gain distribution. In January 2000, the Trust provided tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regard to the election of the following trustees by the shareholders of the Trust:

                                                               # OF SHARES
                                                     --------------------------------
                                                      IN FAVOR              WITHHELD
Rod Dammeyer.......................................  172,805,436            3,040,801
Wayne W. Whalen....................................  172,858,062            2,988,175

The other trustees whose terms did not expire in 2000 are David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

2) With regard to the ratification of Deloitte & Touche LLP as independent auditors for the Trust, 173,039,235 shares voted for the proposal, 1,426,180 shares voted against and 1,380,822 shares abstained.